Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

A. Basis of Presentation and Consolidation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of CBL International Limited and Subsidiaries. Non-controlling interest is recorded in the consolidated financial statements to recognize the minority ownership interest in the consolidated subsidiaries. Non-controlling interest in the profits and losses represent the share of net income or loss allocated to the minority interest holders of the consolidated subsidiaries. All intercompany transactions and balances have been eliminated in these consolidated financial statements.

B. Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make certain estimates and assumptions that affect the amounts reported and disclosed in the consolidated financial statements and related notes. The most significant estimates and judgments include income taxes, uncertain tax positions and estimate for incremental borrowing rate for leases. Actual amounts could differ from those estimates.

C. Functional Currency and Foreign Currency Translation

The functional currency of the Company and its subsidiaries is the U.S. dollar (“US$”). Foreign currency transaction gains and losses are recognized upon settlement of foreign currency transactions. In addition, for unsettled foreign currency transactions, foreign currency transaction gains and losses are recognized for changes between the transaction exchange rates and month-end exchange rates. Foreign currency transaction gains and losses are included in other income (expense), net, in the accompanying consolidated statements of income and comprehensive income in the period incurred.

D. Certain Risks and Concentration

The Company’s financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. A depositor has up to RMB 500,000 (approximately $72,000) insured by the People’s Bank of China Financial Stability Bureau (“FSD”). As of December 31, 2025, the Company’s cash was below RMB 500,000 and so it that fully insured. The Hong Kong Deposit Protection Board insures up to a limit of HK$800,000 (approximately $102,000) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2025, approximately $7,727,000 was not insured by the Hong Kong Deposit Protection Board. While management believes that these financial institutions and platform fund holders are of high credit quality, it continually monitors their credit worthiness.

Major Customers and Suppliers

During the years ended December 31, 2025, 2024 and 2023, the following customers accounted for more than 10% of revenue:

	2025	2024	2023
Revenue:
Customer A	19.2%	24.7%	38.6%
Customer B	13.5%	14.1%	11.0%
Customer J	6.9%	11%	7%
Customer L	12.0%	3.0%	-

As of December 31, 2025 and 2024, the following customers accounted for more than 10% of the Company’s accounts receivable:

	2025	2024
Accounts receivable:
Customer B	11.9%	6.7%
Customer H	8.4%	12.0%
Customer I	-	-
Customer J	15.4%	18.4%
Customer K	6.0%	11.0%
Customer L	22.6%	30.4%

The suppliers that individually represented greater than 10% of the total cost of revenue of the Company for the years ended December 31, 2025, 2024 and 2023 were as follows:

	2025	2024	2023
Cost of revenue:
Supplier A	0.0%	22.2%	15.7%
Supplier C	8.3%	4.0%	13.4%
Supplier F	14.1%	10.8%	7.9%
Supplier L	21.5%	9.9%	-

As at December 31, 2025 and 2024, the following suppliers accounted for more than 10% of the Company’s accounts payable:

	2025	2024
Accounts payable:
Supplier C	8.1%	-
Supplier E	3.8%	-
Supplier N	-	11.6%
Supplier F	22.6%	24.7%
Supplier L	36.3%	9.2%

E. Cash

Cash consists of petty cash on hand, and cash held in banks which are highly liquid and are unrestricted as to withdrawal or use except for restricted cash deposited with financial institutions as collateral for trade facilities as disclosed under reconciliation of cash and restricted cash under the Consolidated Statement of Cash Flow.

F. Accounts Receivable and Allowance for Credit Losses

Accounts receivable represents trade receivables from customers. The health of our accounts receivable is continuously monitored using a risk-based model, taking into consideration both the timeliness and predictability of collections from our customers. We maintain a provision for estimated credit losses based upon our historical experience with our customers, along with any specific customer collection issues that we have identified from current financial information and business prospects, as well as any political or economic conditions or other market factors, including certain assumptions based on reasonable forward-looking information from market sources. Principally based on these credit risk factors.

Individual receivables written off when there is information indicating that the counterparty is in severe financial difficulty and the amounts are deemed uncollectible. An accounts receivable written off may still be subject to enforcement activities under our recovery procedures, taking into account legal advice where appropriate. Any subsequent recoveries made are recognized as income in the Consolidated Statements of Income and Comprehensive Income.

G. Fair Value Measurements

ASC 820, Fair Value Measurements, provides guidance on the development and disclosure of fair value measurements. Under this accounting guidance, fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

Depending on the type of assets, the Company calculates the fair value using the income approach (e.g., based on the present value of estimated future cash flows), the market approach or a combination of both. The unique characteristics of an asset or liability and the availability of observable prices affect the number of valuation approaches and/or techniques used in a fair value analysis. The Company measures fair value using observable and unobservable inputs. The Company gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs).

The Company applies the following fair value hierarchy:

Level 1 -	Quoted prices (unadjusted) in active markets for identical assets and liabilities.
Level 2 -

Quoted prices in non-active markets or in active markets for similar assets or liabilities, observable inputs other than quoted prices; and inputs that are not directly observable but are corroborated by observable market data.

Level 3 -	Inputs that are unobservable.

The Company’s financial instruments include cash, accounts receivable, derivative assets/liabilities, prepayments and other current assets, due from related parties, accounts payable, taxes payable and accrued expenses and other current liabilities. The carrying amounts approximate their fair values due to their short maturities as of December 31, 2025 2024 and 2023.

The Company had no transfers between levels during any of the periods presented. The Company did not have any instruments that were measured at fair value on a recurring or non-recurring basis as of December 31, 2025, 2024 and 2023.

H. Derivatives

The Company uses derivative financial instruments to manage its exposure to market price fluctuations in future contracts which are classified as non-designated derivatives. The Company has not applied hedge accounting to these instruments as the hedging relationship is not highly effective and the change in fair value of these derivatives is recorded within cost of revenue. The Company presents its derivative assets and derivative liabilities as a separate item on the consolidated balance sheets. The Company does not enter into derivative contracts for speculative or trading purposes.

I. Property, Plant and Equipment

Property and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated by using the straight-line method over the estimated useful lives of the assets. Costs of major additions and improvements are capitalized while expenditure on maintenance and repairs, which do not extend the life of the asset, are expensed. Upon sale or disposition of property and equipment, the cost and related accumulated depreciation and amortization are eliminated from the accounts, and any resulting gain or loss is credited or charged on the income statement. Long-lived assets held and used by us (including property and equipment) are assessed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Fixed Asset Category	Useful lives
Computer Software	3 years
Furniture, Fixtures and Equipment	5 years
Leasehold Improvements	Lesser of lease term or life of assets

J. Impairment of Long-Lived Assets

The Company accounts for impairment of long-lived assets in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, Property, Plant and Equipment (“ASC 360”). Long-lived assets consist primarily of property, plant and equipment. In accordance with ASC 360, the Company evaluates the carrying value of long-lived assets when it determines a triggering event has occurred, or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When indicators exist, recoverability of assets is measured by a comparison of the carrying value of the asset group to the estimated undiscounted future net cash flows expected to be generated by the asset group. Examples of such triggering events include a significant disposal of a portion of such assets and adverse changes in the market involving the business employing the related assets. If such assets are determined not to be recoverable, the Company performs an analysis of the fair value of the asset group and will recognize an impairment loss when the fair value is less than the carrying amounts of such assets. The fair value, based on reasonable and supportable assumptions and projections, requires subjective judgments. Depending on the assumptions and estimates used, the appraised fair value projected in the evaluation of long-lived assets can vary within a range of outcomes. The Company considers the likelihood of possible outcomes in determining the best estimate for the fair value of the assets. The Company did not record any impairment charges for the years ended December 31, 2025 and 2024 .

K. Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

L. Revenue and Cost of Revenue

The Company recognizes revenue in accordance with FASB ASC Topic 606. Based on the requirements of ASC Topic 606, revenue is recognized when control of the promised goods or services is transferred to the customer in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. The Company is primarily engaged in sales and distribution of marine fuel. Revenue is recognized when the following 5-step revenue recognition criteria are met:

1)	Identify the contract with a customer
2)	Identify the performance obligations in the contract
3)	Determine the transaction price
4)	Allocate the transaction price to each performance obligation
5)	Recognize revenue when or as the entity satisfies a performance obligation

The Company generally recognizes sales and distribution of marine fuel revenue on a gross basis as the Company has control of the products or services before they are delivered to the Company’s customers. In drawing this conclusion, the Company considered various factors, including inventory risk management, latitude in establishing the sales price, discretion in the supplier selection and that the Company is normally the primary obligor in the Company’s sales arrangements.

Revenue from the sales and distribution of marine fuel is recognized at a point in time when the Company’s customers obtain control of the marine fuel, which is typically upon delivery of each promised gallon or barrel to an agreed-upon delivery point. Shipping and handling activities are considered to be fulfillment activities rather than promised services and are not, therefore, considered to be separate performance obligations. The Company’s sales terms provide no right of return outside of a standard quality policy and returns are generally and have not been significant. Payment terms are generally set at 30 to 90 days after the delivery of the fuel.

See Note 10 for Revenue Disaggregation

Cost of revenue consists primarily of cost of marine fuel and delivery services necessary in the course of sales and distribution of marine fuel. The change in fair value of the derivative instruments not designated as hedging instruments is also recorded in cost of revenue.

M. Earnings per Ordinary Share

Earnings per ordinary share is calculated in accordance with ASC 260, Earnings per Share. Basic earnings per ordinary share is computed by dividing the net income (loss) attributable to shareholders of the Company by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per ordinary share is computed in accordance with the treasury stock method and based on the weighted average number of ordinary shares plus dilutive ordinary share equivalents. Dilutive ordinary share equivalents are excluded from the computation of diluted earnings per ordinary share if their effects would be anti-dilutive. The Company has no dilutive ordinary share equivalents.

N. Income Taxes

Income taxes are accounted for in accordance with FASB ASC Topic 740 which utilizes the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and income tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in income tax rates is recorded as a component of the provision for income taxes in the period that includes the date of the enactment.

Regular assessments are made on the likelihood that the Company’s deferred tax assets will be recovered from the Company’s future taxable income. The Company’s evaluation is based on estimates, assumptions, and includes an analysis of available positive and negative evidence. Sources of positive evidence include estimates of future taxable income, future reversal of existing taxable temporary differences, taxable income in carry back years, and available tax planning strategies. Sources of negative evidence include current and cumulative losses in recent years, losses expected in early future years, any history of operating losses or tax credit carry forwards expiring unused, and unsettled circumstances that, if unfavorably resolved, would adversely affect future profit levels.

The remaining carrying value of the Company’s net deferred tax asset, after recording the valuation allowance, is based on the Company’s present belief that it is more likely than not that the Company will be able to generate sufficient future taxable income in certain tax jurisdictions to utilize such net deferred tax assets. The amount of the remaining net deferred tax assets considered recoverable could be adjusted if the Company’s estimates of future taxable income during the carry forward period change favorably or unfavorably. To the extent the Company believes that it is more likely than not that some or all of the remaining net deferred tax assets will not be realized, the Company must establish a valuation allowance against the net deferred tax asset, resulting in additional income tax expense in the period such determination is made. To the extent a valuation allowance currently exists, the Company will continue to monitor all positive and negative evidence until the Company believes it is more likely than not that it is no longer necessary, resulting in an income tax benefit in the period such determination is made.

Significant judgment is required in evaluating the Company’s tax positions, and in determining the Company’s provision for income taxes, the Company’s deferred tax assets and liabilities and any valuation allowance recorded against the Company’s net deferred tax asset.

O. Segment Reporting

Management, including the chief operating decision makers, review the Company’s internal reporting in order to assess performance and allocate resources. The Company is principally engaged in sales and distribution of marine fuel. Information reported to the chief operating decision maker, for purposes of resources allocation and performance assessment, focuses on the operating results of the Company as a whole, and hence, the Company has only one reportable segment. The Company operates and manages its business as a single segment.

P. Leases

The Company determines if an arrangement is a lease at inception. Determining whether a contract contains a lease includes judgment regarding whether the contract conveys the right to control the use of identified property or equipment for a period of time in exchange for consideration.

The Company accounts leases in accordance with FASB ASC Topic 842, Leases, for the Company’s lease-related assets and liabilities based on their classification as operating leases or finance leases. For all arrangements as a lessee, the Company has elected an accounting policy to combine non-lease components with the related-lease components and treat the combined items as a lease for accounting purposes. The Company measures lease related assets and liabilities based on the present value of lease payments, including in-substance fixed payments, variable payments that depend on an index or rate measured at the commencement date, and the amount the Company believes is probable the Company will pay the lessor under residual value guarantees when applicable. The Company discounts lease payments based on the Company’s estimated incremental borrowing rate at lease commencement (or modification), which is primarily based on the Company’s estimated credit rating, the lease term at commencement, and the contract currency of the lease arrangement. The Company has elected to exclude short term leases (leases with an original lease term less than one year) from the measurement of lease-related assets and liabilities.

The Company tests right-of-use assets in an operating or finance lease at the asset group level (because these assets are long-lived non-financial assets and should be accounted for the same way as other long-lived non-financial assets) whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Q. Recently Adopted Accounting Standards

During the year ended December 31, 2025, 2024 and 2023, there have been no accounting standards that, upon adoption, had a material impact on the Company’s consolidated financial statements.

R. Recently Issued Accounting Standards

In FY2024, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2024-03, which addresses the disaggregation of income statement expenses under Subtopic 220-40. The update aims to provide more detailed information about a public business entity’s expense, helping investors understand better the entity’s performance, assess the entity’s prospects for future cash flows, and compare the entity’s performance over time and with other entities. Entities are required to disclose, in the notes to financial statements, specific information about certain costs and expenses. This includes purchases of inventory, employee compensation, depreciation, intangible asset amortization. The amendments are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company does not expect the adoption of this ASU to have a significant impact on its consolidated financial statements and will not elect early adoption.

In FY 2025, The following new accounting standards and interpretations are effective for accounting periods beginning on or after 1 January 2025.

ASU 2023-09 Income Tax Disclosures to enhanced disclosures about a reporting entity’s effective tax rate and its income taxes paid (refunded)

ASU 2024-01 Liabilities (405): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 122 to align the FASB Accounting Standards Codification with guidance previously issued by the SEC.

Other than as disclosed above, there are no other recently issued accounting standards not yet adopted by the Company that, upon adoption, are expected to have a material impact on the Company’s consolidated financial statements.